UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Named Executive Officer Role Transition
On July 6, 2021, Post Holdings, Inc. (the “Company” or “Post Holdings”) announced that Howard A. Friedman, current President and Chief Executive Officer of the Company’s Post Consumer Brands segment, has been named Executive Vice President and Chief Operations Officer for Post Holdings. In this newly created position, Mr. Friedman will work with each of the Company’s businesses to drive better collaboration, cost reduction and revenue opportunities across the portfolio, manage long tail projects, and support each business with respect to process improvement, mergers and acquisitions targeting and synergy evaluation and delivery. As his successor, the Company has named Nicolas Catoggio as the President and Chief Executive Officer of the Company’s Post Consumer Brands segment. These new roles are expected to be effective in September 2021. In connection with his transition to his new role, Mr. Friedman’s fiscal year 2021 compensation, as previously disclosed in the Company’s filings with the Securities and Exchange Commission, will remain unchanged.
(e) Approval of New Form of Award Agreement
On July 2, 2021, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved a new form of award agreement (the “New Form”), which may be used, from time to time, for grants of restricted stock units for the Company’s current or future employees or other service providers, including named executive officers, under the Post Holdings, Inc. 2019 Long-Term Incentive Plan. Awards granted under the New Form are settled in stock with a cliff-vesting schedule of three years or greater, subject to certain acceleration events described in the New Form. This description of the New Form does not purport to be complete and is qualified in its entirety by reference to the full text of the New Form, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
The Company issued a press release, dated July 6, 2021, related to the leadership changes referenced in Item 5.02(b) above, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Cliff-Vesting Stock-Settled Restricted Stock Unit Agreement
99.1	Press Release dated July 6, 2021
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2021	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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